UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               February 15, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

145 Brandywine Parkway
West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 2, 2005, the Compensation Committee of the Board of Directors of Cephalon, Inc. (the “Registrant”) determined the recommended annual cash bonus awards to be made to executive officers of the Registrant for fiscal 2004.  These award recommendations were presented to and approved by the full Board on February 3, 2005.

The awards were approved subject to the finalization of financial results for the year ended December 31, 2004, which were released on February 15, 2005.

The awards earned in 2004, which will be paid in late February 2005, are as follows:

Name:	Cash Bonus
Frank Baldino, Jr., Ph.D.	$1,452,000
J. Kevin Buchi	$169,600
Paul Blake, FRCP	$303,300
Peter E. Grebow, Ph.D.	$229,000
John E. Osborn	$305,300
Robert P. Roche, Jr.	$168,000
Carl A. Savini	$207,000
Jeffry L. Vaught, Ph.D.	$148,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: February 16, 2005	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Senior Vice President & Chief Financial Officer